UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00994

Burnham Investors Trust

(Exact name of registrant as specified in charter)

1325 Avenue of the Americas, 26th Floor

New York, NY 10019

(Address of principle executive offices) (Zip Code)

Jon M. Burnham

1325 Avenue of the Americas, 26th Floor

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 874-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1.	Report to Shareholders.

JUNE 30, 2012

SEMI-ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund (BURHX)

Burnham Financial Services Fund (BURKX)

Burnham Financial Industries Fund (BURFX)

Burnham Fund

As of June 30, 2012, the Burnham Fund Class A shares rose 9.41%, nearly matching the Standard and Poors 500® Index (an unmanaged index) (“S&P 500® Index”), which rose 9.49%. The Fund outperformed the Morningstar Large-Cap Blend Index, which rose 7.70%, and was ranked in the top half of its peer group for the first six months of the year, and the top 3% for the trailing 12 month period (out of 1,741 funds.)

The markets were strong in the first quarter of 2012: the S&P 500® Index was up 12.59% (vs. the Burnham Fund up 14.79%). Economic news in the U.S. continued to demonstrate stability and moderate growth, which offset concerns stemming from Europe’s cycle of sovereign/banking crises and imminent recession. The U.S. markets were a haven from trouble in that region, and China and India, which also began to evidence slower growth. GDP in the fourth quarter of 2011 rose 3%, driven by increased gross private investment, and personal consumption expenditures – particularly in the area of durable goods. The savings rate increased, and the markets reacted to positive year end earnings releases, which for the S&P 500® Index reached $96.44 per share (on an operating basis). However, during the first quarter, West Texas Intermediate (“WTI”) spot petroleum prices climbed to $106, up 7% during the period (gasoline reached $4/gallon), while contrarily, the unseasonably warm winter caused natural gas and electricity prices to decline.

In the second quarter, the equity markets began to sputter as investors grew concerned over worsening economic conditions in Europe and the slowing rate of growth on our own shores. First quarter GDP decelerated to 1.9%, and consumer confidence eroded as the unemployment rate failed to fall from the stubbornly high 8.2%. Companies are now warning that earnings may be impacted by weakness abroad – and consensus estimates for 2012’s rate of earnings growth have been lowered to approximately 7% vs. 2011’s 15% rate (and 2010’s recovery rate of 40%).

We believe that the U.S. economy is in better condition than the statistics would suggest. Corporate profits are weaker than expected among those with substantial business abroad. As of our writing this report, with 25% of index companies having reported their earnings for the second quarter, 70% of companies have met or exceeded estimates, while 20% have come in below – and their stocks have been hit as a result. WTI crude now trades around $88, and gasoline, the price of which has more impact on consumers during the summer driving months, has declined to a national average of $3.41 (on 7/2/12). This is equivalent to a tax cut for consumers. The housing sector is showing glimmers of life: mortgage rates continue to decline, distressed/foreclosed inventory is down, prices on resale are stabilizing to increasing, and starts are on the rise. Managements of housing companies have expressed a muted, but confident outlook. GDP is being suppressed in part by deficit reducing initiatives at the federal and local level (primarily via cuts in defense spending – which also means layoffs among government workers and related industries), which mask improvement in the private sector. Until the employment situation improves, demand for all but the most coveted items (mobile phones, tablet computers, and the like) will be weak. Corporations downshifted drastically during the 2009 crisis, so without conviction regarding demand, and complications surrounding our regulatory and political environment, they are reluctant to hire. We cannot overstate how damaging last summer’s budget brinksmanship was to the economy, and our markets are discounting this possibility once again. Once this presidential election cycle is complete, and corporate management and investors understand where the incoming administration will be headed (another fiscal cliff fiasco, tax cuts or increases, austerity or growth initiatives) we will have more clarity as to the markets’ direction. Until the elections, and more positive news on the European front, we believe it is a stock picker’s market.

As of June 30, 2012, our sector allocation favored Consumer Discretionary (17.6%), Energy (16.8%), and Information Technology (18.2%). We have overweight positions in Consumer Discretionary due to our representation in the Housing sector, and Energy, as we continue to invest in the industry’s growth potential, and the Master Limited Partnerships investments pay generous distributions. On an individual equity level, the investments that contributed most to the Fund’s performance (combining performance with portfolio weight) were Apple, Inc., Regeneron Pharmaceuticals, Inc., The Williams Companies, Inc., The Hain Celestial Group, Inc. and LinkedIn Corp., Class A.

Conversely, the lowest allocations were Real Estate, Health Care in Real Estate (0%), Health Care (5.7%), Materials (3.1%), Telecommunication Services (3.8%) and Consumer Staples (8.1%). The sectors that detracted from performance were Health Care, Information Technology and Consumer Staples. The worst performing positions (combining performance and portfolio weight) were Ford Motor Co., Kinder Morgan, Inc., Las Vegas Sands Corp. and Devon Energy Corp.

We continue to emphasize yield capture/risk containment with selected equities that are in their own secular growth pattern. We favor energy as we believe the U.S. is in its own production renaissance. Our country is becoming less dependent on foreign imports and more productive via technology in exploration, conservation, and alternative fuels. Technology and select consumer cyclicals, including housing, continue to be attractive sectors for investing. The S&P 500® Index yields just over 2%, and the P/E ratio on forward 12 months earnings is 13 times. These factors, plus subdued inflation and an accommodative Federal Reserve lead us to maintain our positive but cautious outlook.

Jon Burnham

Portfolio Manager

2	BURNHAM FUND

Burnham Fund (Continued)

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries – Common Stock	% of net assets
Information Technology	18.24%
Consumer Discretionary	17.56%
Energy	16.81%
Industrials	9.57%
Consumer Staples	8.12%
Financial Services	7.64%
Health Care	5.70%
Telecommunications Services	3.79%
Materials	3.10%

90.53%

Top 10 Common Stock Holdings	% of net assets
Apple, Inc.	9.30%
Chipotle Mexican Grill, Inc., Class A	4.12%
The Williams Companies, Inc.	2.75%
McDonald’s Corp.	2.37%
American Express Co.	2.19%
Google, Inc., Class A	1.85%
Express Scripts Holding Co.	1.78%
Toll Brothers, Inc.	1.71%
EMC Corp.	1.63%
Marriott International, Inc., Class A	1.62%

29.32%

TOTAL RETURN†

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A
One year	9.20%	3.74%
Three years	20.13%	18.10%
Five years	4.50%	3.43%
Ten years	5.35%	4.81%
Class C
One year	8.42%	7.42%
Three years	19.27%	19.27%
Five years	3.74%	3.74%
Since inception	5.34%	5.34%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A
One year	9.20%	3.74%
Three years	73.46%	64.79%
Five years	24.63%	18.39%
Ten years	68.44%	60.02%
Class C
One year	8.42%	7.42%
Three years	69.76%	69.76%
Five years	20.17%	20.17%
Since inception	53.02%	53.02%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND	3

Burnham Financial Services Fund

The Burnham Financial Services Fund turned in a solid performance in the first half of 2012, gaining 14.98% and outperforming the benchmark NASDAQ Bank Index, which was up 11.52%. To begin the year, markets continued to rally off of a strong fourth quarter and encouraging news from bank earnings reports. Credit improvement and a decrease in nonperforming assets, with signs of an increase in loan growth pushed the sector higher. The positive sentiment was somewhat short lived as volatility increased in the second quarter with headlines from Europe suggesting a default in Greece and the potential for an exit from the European Union.

Bank stocks surged in the first quarter on positive economic trends, improving fundamentals and the widely publicized outcome of the Comprehensive Capital Analysis and Review (“CCAR”). The large capitalization companies led the rally as 15 of the 19 major financial institutions were found to have adequate capital to withstand a severe economic downturn, including a significant drop in the stock market. Several of the entities announced dividend increases and stock repurchases.

As the second quarter began, the positive performance came to a halt. The re-emergence of fears related to the European debt crisis, specifically in Spain and Greece, the elections in France, together with disappointing jobless claim numbers, precipitated a “risk-off trade” and subsequent selling activity. Investors maintained a cautious stance, noting parallels to spring of 2011, and fearing a similar downturn to that of the summer of 2011. The unexpected and disconcerting news of the trading loss within JPMorgan Chase & Co.’s Chief Investment Office further eroded investor confidence. Fortunately, confidence returned in June to end the quarter as word of coordinated efforts in Europe to stabilize the Eurozone and support the global banking institutions pushed the financial sector higher. We believe the European economic situation will continue to create volatility. (The Fund has no direct exposure to Europe or any international banks.)

Throughout the chaos of negative headlines and reactionary trading, the Fund benefited from a flurry of deal activity and improving bank fundamentals. In early May, PacWest Bancorp agreed to acquire First California Financial Group, Inc. (FCAL) for a 32% market premium. At this juncture First California Financial Group, Inc. is in negotiations to obtain a higher offering price. On May 14th, Park Sterling Corp. announced the purchase of Citizens South Banking Corp., Inc. (“CSBC”) a core position in the Fund, at a 35% market premium and 114% of CSBC’s tangible book value per share. At month end, United Financial Bancorp, Inc. agreed to acquire New England Bancshares, Inc. (“NEBS”) at a 53% market premium and 163% of NEBS’s tangible book value per share. Lastly, also at month end, Berkshire Hills announced their intent to acquire Beacon Federal Bancorp, Inc. (“BFED”) at a 54% market premium and 111% of BFED’s tangible book value per share.

Gleacher & Co., Inc. (one of the Fund’s largest holdings), an independent investment bank providing financial advisory and capital raising services, was a leading detractor from performance in the first half of the year. Lower trading volumes pressured overall performance. However, we see this as a growth story. The company has been advantageously buying back stock while it trades at a deep discount to tangible book value. They have encouraging prospects in their pipeline that we expect will add to earnings in the next few quarters.

FDIC deal activity has slowed, with only 31 bank failures through the end of June. We expect that there will be continued activity through year end but at a much abbreviated pace. We have seen renewed focus from analysts on mergers and acquisitions (“M&A”) hotspots, specifically Florida and the Southeast in general, which continue to be near the top of the list for volume of anticipated deals. Consolidation activity has not evolved as quickly as anticipated. Bank management teams continue M&A talks and due diligence, and have commented that the gap between pricing expectations of buyers and sellers has narrowed.

As we look to the second half of the year, we are cognizant of the headwinds that persist in a prolonged low interest rate and highly regulated environment. Together with a weak economic recovery, these variables support our belief that consolidation will accelerate. Scale has become increasingly important, recognizing the increasing cost of regulatory burdens and technological advancement. The deals over the past few months foretell a story of an increase in bank mergers. We believe we are well positioned to continue to benefit as we see an uptick in activity.

Anton Schutz

Portfolio Manager

4	FINANCIAL SERVICES FUND

Burnham Financial Services Fund (Continued)

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries – Common Stock (Net of written call options)	% of net assets
Banks – Regional	48.76%
Thrifts & Mortgage Finance	27.55%
Investment Banking & Brokerage	9.91%
Registered Investment Company	6.31%
Other Diversified Financial Services	2.69%
Property & Casualty Insurance	0.71%
Unregistered Investment Company	0.69%
Assets Management & Custody Banks	0.57%
Specialized Finance	0.31%

97.50%

Top 10 Common Stock Holdings (Net of written call options)	% of net assets
1st United Bancorp, Inc.	6.32%
Gleacher & Co., Inc.	5.25%
Citizens South Banking Corp., Inc.	5.23%
Cowen Group, Inc., Class A	4.66%
Beacon Federal Bancorp, Inc.	4.10%
Investors Bancorp, Inc.	3.98%
Solar Senior Capital Ltd.	3.81%
OmniAmerican Bancorp, Inc.	3.70%
Charter Financial Corp.	3.30%
Centerstate Banks, Inc.	2.98%

43.33%

TOTAL RETURN†

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A
One year	6.30%	0.99%
Three years	5.87%	4.08%
Five years	(0.04)%	(1.06)%
Ten years	5.88%	5.34%
Class C
One year	5.55%	4.55%
Three years	5.10%	5.10%
Five years	(0.77)%	(0.77)%
Since inception	1.57%	1.57%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A
One year	6.30%	0.99%
Three years	18.68%	12.75%
Five years	(0.22)%	(5.21)%
Ten years	77.09%	68.24%
Class C
One year	5.55%	4.55%
Three years	16.11%	16.11%
Five years	(3.80)%	(3.80)%
Since inception	11.80%	11.80%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL SERVICES FUND	5

Burnham Financial Industries Fund

The Burnham Financial Industries Fund was up 7.14% in the first half of 2012, vs. the KBW Bank Index which was up 17.48%. Large capitalization companies were in favor, continuing the fourth quarter rally with positive news from bank earnings reports. Credit improvement and a decrease in nonperforming assets, with signs of an increase in loan growth pushed the sector higher. However, the positive sentiment was somewhat short lived as volatility increased in the second quarter on headlines from Europe suggesting a default in Greece and the potential for an exit from the European Union.

Bank stocks surged in the first quarter on more positive economic trends, improving fundamentals and the widely publicized outcome of the Comprehensive Capital Analysis and Review (“CCAR”). The large capitalization companies led the rally as 15 of the 19 major financial institutions were found to have adequate capital to withstand a severe economic downturn, including a significant drop in the stock market. Reacting to the news, several of the entities announced dividend increases and stock repurchases.

As the second quarter began, the positive performance came to a halt. The re-emergence of fears related to the European debt crisis, specifically in Spain and Greece, the elections in France, together with disappointing jobless claim numbers, precipitated a “risk-off trade” and subsequent selling activity. Investors maintained a cautious stance, noting parallels to spring of 2011, and fearing a similar downturn to that of the summer of 2011. The unexpected and disconcerting news of the trading loss within JPMorgan Chase & Co.’s Chief Investment Office added to the uncertainty. Fortunately, confidence returned in June to end the quarter as word of coordinated efforts in Europe to stabilize the Eurozone and support the global banking institutions pushed the financial sector higher. We believe the European economic situation will continue to create volatility. (The Fund has minimal to no direct exposure to Europe or any international banks.)

Throughout the chaos of negative headlines and reactionary trading, the Fund lagged the index, but recovered at the end of the second quarter. We maintained a moderate amount of short exposure in part due to pricing anomalies created from the strong upward move in the market, the potential for further negative headlines from the European debt crisis, and continued uncertainty regarding regulatory guidelines for the sector. As previously indicated, this detracted from performance during the market rally in the first quarter, but contributed positively as volatility increased.

In addition to the short investment contribution, a flurry of deal activity in May contributed to the improved fund performance. PacWest Bancorp (PACW) agreed to acquire First California Financial Group, Inc. (FCAL) for a 32% market premium. At this juncture First California Financial Group, Inc. is in negotiations to obtain a higher offering price. The stock, as expected, reacted favorably. On May 14th, Park Sterling Corp. (PSTB) announced the purchase of Citizens South Banking Corp., Inc. (“CSBC”) at a 35% market premium and 114% of CSBC’s tangible book value per share. Lastly, also at month end, Berkshire Hills (BHLB) announced their intent to acquire Beacon Federal Bancorp, Inc. (“BFED”) at a 54% market premium and 111% of BFED’s tangible book value per share.

Gleacher & Co., Inc. (one of the Fund’s largest holdings), an independent investment bank providing financial advisory and capital raising services, was a leading detractor from performance in the first half of the year. Lower trading volumes pressured overall performance. However, we see this as a growth story. The company has been advantageously buying back stock while it trades at a deep discount to tangible book value. They have encouraging prospects in their pipeline that we expect will add to earnings in the next few quarters.

FDIC deal activity has slowed, with only 31 bank failures through the end of June. We expect that there will be continued activity through year end but at a much abbreviated pace. We have seen renewed focus from analysts on mergers and acquisitions (“M&A”) hotspots, specifically Florida and the Southeast in general, which continue to be near the top of the list for volume of anticipated deals. Consolidation activity has not evolved as quickly as anticipated. Bank management teams continue M&A talks and due diligence, and have commented that the gap between pricing expectations of buyers and sellers has narrowed.

As we look to the second half of the year, we are cognizant of the headwinds that persist in a prolonged low interest rate and highly regulated environment. Together with a weak economic recovery, these variables support our belief that consolidation will accelerate. Scale has become increasingly important recognizing the increasing cost of regulatory burdens and technological advancement. The deals over the past few months foretell a story of an increase in bank mergers. We believe we are well positioned to continue to benefit as we see an uptick in activity.

Anton Schutz

Portfolio Manager

6	FINANCIAL INDUSTRIES FUND

Burnham Financial Industries Fund (Continued)

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Long Positions	101.37%
Short Positions	(27.49)%
Cash and Other Assets, Less Liabilities	26.12%

100.00%

Top 10 Industries (as a % of Net Assets)	Long %	Short %	Net %
Banks – Regional	37.02%	-16.65%	20.37%
Other Diversified Financial Services	18.10%	-0.84%	17.26%
Thrifts & Mortgage Finance	13.15%	0.00%	13.15%
Investment Banking & Brokerage	13.03%	-0.30%	12.73%
Registered Investment Company	7.87%	0.00%	7.87%
Multi-line Insurance	4.65%	-0.44%	4.21%
Diversified Banks	4.19%	-0.22%	3.97%
Real Estate Investment Trust	1.32%	-3.59%	-2.27%
Specialized Finance	1.18%	-0.97%	0.21%
Asset Management & Custody Banks	0.86%	-0.19%	0.67%

	101.37%	-23.20%	78.17%

Top 10 Common Stock Holdings (Net of written call options)	% of net assets
1st United Bancorp, Inc.	10.09%
Investors Bancorp, Inc.	7.40%
Western Liberty Bancorp	6.18%
Cowen Group, Inc., Class A	5.63%
Centerstate Banks, Inc.	4.75%
The Hartford Financial Services Group, Inc.	4.24%
Gleacher & Co., Inc.	4.20%
Solar Senior Capital Ltd.	4.06%
TCP Capital Corp.	3.81%
Citigroup, Inc.	3.39%

	53.75%

TOTAL RETURN†

Growth of $10,000 Since Inception

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A
One year	(3.81)%	(8.62)%
Three years	2.56%	0.82%
Five years	2.31%	1.26%
Since inception	6.04%	5.38%
Class C
One year	(4.41)%	(5.30)%
Three years	1.86%	1.86%
Five years	1.60%	1.60%
Since inception	5.31%	5.31%
Class I
One year	(3.25)%	(3.25)%
Since inception	(1.20)%	(1.20)%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A
One year	(3.81)%	(8.62)%
Three years	7.88%	2.49%
Five years	12.10%	6.49%
Since inception	61.50%	53.42%
Class C
One year	(4.41)%	(5.30)%
Three years	5.68%	5.68%
Five years	8.27%	8.27%
Since inception	52.58%	52.58%
Class I
One year	(3.25)%	(3.25)%
Since inception	(3.03)%	(3.03)%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL INDUSTRIES FUND	7

Burnham Fund

Portfolio Holdings As of June 30, 2012 — (Unaudited)

	Number of Shares	Value
Common Stocks 90.53%
(percentage of net assets)

CONSUMER DISCRETIONARY 17.56%
Auto Manufacturers 1.64%
Ford Motor Co.	100,000	$959,000
Toyota Motor Corp. – Sponsored ADR	20,000	1,609,600
		2,568,600
Casino & Gaming 0.97%
Las Vegas Sands Corp.	35,000	1,522,150
Homebuilding 4.64%
Lennar Corp. Class Aa	80,000	2,472,800
• Pulte Group, Inc.	200,000	2,140,000
• Toll Brothers, Inc.	90,000	2,675,700
		7,288,500
Hotels, Resorts & Cruise Lines 2.47%
Marriott International, Inc., Class A	65,000	2,548,000
Starwood Hotels & Resorts Worldwide, Inc.	25,000	1,326,000
		3,874,000
Restaurants 7.84%
• Chipotle Mexican Grill, Inc., Class A	17,000	6,459,150
McDonald’s Corp.	42,000	3,718,260
Starbucks Corp.	40,000	2,132,800
		12,310,210
Total Consumer Discretionary (cost: $17,997,930)		27,563,460

CONSUMER STAPLES 8.12%
Distillers & Vintners 1.24%
Brown-Forman Corp. Class B	20,000	1,937,000
Food Retail 0.91%
Whole Foods Market, Inc.	15,000	1,429,800
Hypermarkets & Super Centers 1.51%
Costco Wholesale Corp.	25,000	2,375,000
Packaged Food & Meats 4.46%
• Annie’s, Inc.[a]	50,000	2,093,000
McCormick & Co., Inc.	40,000	2,426,000
• The Hain Celestial Group, Inc.	45,000	2,476,800
		6,995,800
Total Consumer Staples (cost: $10,537,964)		12,737,600

ENERGY 16.81%
Integrated Oil & Gas 2.46%
Chevron Corp.	20,000	2,110,000
Royal Dutch Shell PLC – ADR	25,000	1,748,250
		3,858,250
Oil & Gas – Exploration & Production 3.23%
BreitBurn Energy Partners LPa	82,000	1,359,560
Devon Energy Corp.	30,000	1,739,700
SandRidge Mississippian Trust II	40,000	756,000
SandRidge Permian Trust	60,000	1,215,600
		5,070,860
Oil & Gas – Refining & Marketing 1.21%
Calumet Specialty Products Partners LPa	80,000	1,902,400
Oil & Gas – Storage & Transportation 9.91%
Copano Energy LLC	50,000	$1,390,000
DCP Midstream Partners LP	50,000	2,107,500
Eagle Rock Energy Partners LPa	100,000	896,000
Energy Transfer Equity LP	50,000	2,051,000
Kinder Morgan, Inc.	70,000	2,255,400
MarkWest Energy Partners LP	30,000	1,479,300
The Williams Companies, Inc.	150,000	4,323,000
Williams Partners LPa	20,000	1,044,800
		15,547,000
Total Energy (cost: $21,014,085)		26,378,510

FINANCIAL SERVICES 7.64%
Banks – Regional 0.85%
Fifth Third Bancorp	100,000	1,340,000
Consumer Finance 2.19%
American Express Co.	59,000	3,434,390
Diversified Banks 1.07%
Wells Fargo & Co.	50,000	1,672,000
Life & Health Insurance 0.98%
MetLife, Inc.	50,000	1,542,500
Other Diversified Financial Services 0.96%
Citigroup, Inc.	55,000	1,507,550
Property & Casualty Insurance 1.59%
• Berkshire Hathaway, Inc.	30,000	2,499,900
Total Financial Services (cost: $8,943,025)		11,996,340

HEALTH CARE 5.70%
Biotechnology 0.73%
• Regeneron Pharmaceuticals, Inc.	10,000	1,142,200
Health Care Equipment 2.33%
• IDEXX Laboratories, Inc.	15,000	1,441,950
• Intuitive Surgical, Inc.	4,000	2,215,160
		3,657,110
Health Care Services 1.78%
• Express Scripts Holding Co.	50,000	2,791,500
Pharmaceuticals 0.86%
Johnson & Johnson	20,000	1,351,200
Total Health Care (cost: $7,738,188)		8,942,010

INDUSTRIALS 9.57%
Aerospace & Defense 0.80%
The Boeing Co.	17,000	1,263,100
Air Freight & Logistics 1.17%
FedEx Corp.	20,000	1,832,200
Construction & Engineering 2.35%
Chicago Bridge & Iron Co. NV	45,000	1,708,200
Fluor Corp.	40,000	1,973,600
		3,681,800
Construction, Farm Machinery & Trucks 2.91%
Caterpillar, Inc.	30,000	2,547,300
Deere & Co.	25,000	2,021,750
		4,569,050
Environmental & Facilities Services 0.88%
• Stericycle, Inc.	15,000	1,375,050

8	BURNHAM FUND	See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of June 30, 2012 — (Unaudited)

	Number of Shares	Value
Industrial Conglomerates 1.46%
General Electric Co.	110,000	$2,292,400
Total Industrials (cost: $12,995,485)		15,013,600

INFORMATION TECHNOLOGY 18.24%
Computer Hardware 10.67%
• Apple, Inc.	25,000	14,600,000
International Business Machines Corp.	11,000	2,151,380
		16,751,380
Computer Storage & Peripherals 1.63%
• EMC Corp.	100,000	2,563,000
Internet Software & Services 4.01%
• eBay, Inc.	30,000	1,260,300
• Google, Inc., Class A	5,000	2,900,350
• LinkedIn Corp., Class Aa	20,000	2,125,400
		6,286,050
Systems Software 1.93%
Microsoft Corp.	60,000	1,835,400
Oracle Corp.	40,000	1,188,000
		3,023,400
Total Information Technology (cost: $15,234,751)		28,623,830

MATERIALS 3.10%
Diversified Chemicals 2.19%
Dow Chemical Co.	53,000	1,669,500
E.I. du Pont de Nemours & Co.	35,000	1,769,950
		3,439,450
Diversified Metals & Mining 0.91%
Freeport-McMoRan Copper & Gold, Inc.	42,000	1,430,940
Total Materials (cost: $4,417,382)		4,870,390

TELECOMMUNICATIONS SERVICES 3.79%
Integrated Telecommunications Services 3.79%
AT&T, Inc.	60,000	2,139,600
CenturyLink, Inc.	40,000	1,579,600
Verizon Communications, Inc.	50,000	2,222,000
		5,941,200
Total Telecommunications Services (cost: $4,987,441)		5,941,200
Total Common Stocks (cost: $103,866,251)		142,066,940
Exchange Traded Fund 1.98%
(percentage of net assets)

• SPDR Gold Trust	20,000	3,103,800
Total Exchange Traded Fund (cost: $1,538,509)		3,103,800
Short-Term Instruments[b] 12.25%
(percentage of net assets)

Money Market Fund 5.25%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio[c]	8,246,429	8,246,429
Total Money Market Fund (cost: $8,246,429)		8,246,429
Time Deposit 7.00%
HSBC Bank USA 0.03%, 7/02/12	$10,983,417	$10,983,417
Total Time Deposit (cost: $10,983,417)		10,983,417
Total Short-Term Instruments (cost: $19,229,846)		19,229,846

Total Investments 104.76% (Cost: $124,634,606)		$164,400,586

Liabilities, less cash and other assets (4.76)%		(7,468,132)

Net Assets 100.00%		$156,932,454

Federal Income Tax Basis of Investment Securities

The tax cost of the fund at June 30, 2012, based on securities owned was $124,634,606. The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2012 was $40,897,231 and $(1,131,251), respectively.

a	All or portion of security out on loan. Total market value of loaned securities at June 30, 2012 was $8,074,985.
•	Indicates securities that do not produce income.
b	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 7.00%.
c	Represents investment of collateral received from securities lending transactions.

ADR – American Depositary Receipt

See Notes to Financial Statements	BURNHAM FUND	9

Burnham Financial Services Fund

Portfolio Holdings As of June 30, 2012 — (Unaudited)

	Number of Shares	Value
Common Stocks 97.54%
(percentage of net assets)

BANKS 48.80%
Banks – Regional 48.80%
• 1st United Bancorp, Inc.	442,168	$2,745,863
Alliance Financial Corp.	12,500	429,250
• Ameris Bancorp	40,000	504,000
• ASB Bancorp, Inc.	38,400	547,200
BancorpSouth, Inc.	10,000	145,200
• Cape Bancorp, Inc.	50,000	415,500
Centerstate Banks, Inc.	181,170	1,295,365
• Citizens Republic Bancorp, Inc.	15,750	269,797
CoBiz Financial, Inc.	100,000	626,000
Financial Institutions, Inc.	44,755	755,464
• First California Financial Group, Inc.	150,000	1,032,000
First Commonwealth Financial Corp.	75,000	504,750
First Community Corp.	6,625	52,006
First Midwest Bancorp, Inc.	40,000	439,200
• Guaranty Bancorp	260,023	548,649
Heritage Financial Corp.	25,000	366,250
• Heritage Oaks Bancorp	55,000	306,350
• Jacksonville Bancorp, Inc.	57,701	87,129
• Metro Bancorp, Inc.	17,500	210,525
• MetroCorp Bancshares, Inc.[a]	40,000	426,800
• OmniAmerican Bancorp, Inc.	75,000	1,607,250
• Park Sterling Corp.	249,850	1,176,794
• Porter Bancorp, Inc.	308,538	465,892
Regions Financial Corp.[b]	50,000	337,500
• Seacoast Banking Corporation of Florida	665,383	1,004,728
Southern National Bancorp of Virginia, Inc.	15,825	119,954
• State Bank Financial Corp.	60,000	909,600
Sterling Bancorp	100,000	998,000
Susquehanna Bancshares, Inc.	94,040	968,612
Tompkins Financial Corp.	12,000	452,160
United Financial Bancorp, Inc.	70,266	1,010,425
Washington Banking Co.	20,000	278,000
Webster Financial Corp.	7,500	162,450
		21,198,663
Total Banks (cost: $21,868,040)		21,198,663

DIVERSIFIED FINANCIALS 21.19%
Assets Management & Custody Banks 0.57%
• WisdomTree Investments, Inc.	37,500	246,375
Investment Banking & Brokerage 9.91%
• Cowen Group, Inc., Class A	761,661	2,026,018
• Gleacher & Co., Inc.	2,848,396	2,278,717
		4,304,735
Other Diversified Financial Services 2.69%
• OBA Financial Services, Inc.	20,000	297,000
• Western Liberty Bancorp[12,13]	300,579	871,679
		1,168,679
Property & Casualty Insurance 0.71%
• Hilltop Holdings, Inc.	30,000	309,300
Registered Investment Company 6.31%
Solar Senior Capital Ltd.	98,050	1,657,045
TCP Capital Corp.	75,000	1,084,500
		2,741,545
Specialized Finance 0.31%
Home Loan Servicing Solutions Ltd.	10,000	134,000
Unregistered Investment Company 0.69%
• Peregrine Holdings LLC 144Ac,12,13	275,000	$298,226
Total Diversified Financials (cost: $12,644,344)		9,202,860

THRIFTS & MORTGAGE FINANCE 27.55%
Thrifts & Mortgage Finance 27.55%
• Atlantic Coast Financial Corp.	73,987	170,910
• Bank of Atlanta 144Ac,13	228,572	285,715
Beacon Federal Bancorp, Inc.	89,838	1,781,488
• Beneficial Mutual Bancorp, Inc.	50,000	431,500
Charter Financial Corp.[a]	147,809	1,433,747
Cheviot Financial Corp.	50,000	428,000
Citizens South Banking Corp., Inc.	334,917	2,270,737
Fox Chase Bancorp, Inc.	25,083	362,199
• Franklin Financial Corp.	50,000	822,500
Heritage Financial Group, Inc.[a]	60,597	779,883
Hudson City Bancorp, Inc.	25,000	159,250
• Investors Bancorp, Inc.	114,500	1,727,805
• Meridian Interstate Bancorp, Inc.	19,310	268,795
New England Bancshares, Inc.	15,606	209,121
OceanFirst Financial Corp.	20,000	287,200
• TFS Financial Corp.	33,100	316,105
ViewPoint Financial Group, Inc.	15,000	234,600
		11,969,555
Total Thrifts & Mortgage Finance (cost: $11,097,610)		11,969,555
Total Common Stocks (cost: $45,609,994)		42,371,078
Warrants 0.00%
(percentage of net assets)

BANKS 0.00%
Banks – Regional 0.00%
• Porter Bancorp, Inc., Expires 06/30/15	45,651	457
Total Banks (cost: $0)		457
Total Warrants (cost: $0)		457
	Face Value
Short-Term Instruments[d] 5.29%
(percentage of net assets)

Certificate of Deposit 0.23%
Eastern Bank 0.15%, 11/20/12	$100,404	100,404
Total Certificate of Deposit (cost: $100,404)		100,404
	Number of Shares
Money Market Fund 1.56%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio[e]	676,195	676,195
Total Money Market Fund (cost: $676,195)		676,195

10	BURNHAM FINANCIAL SERVICES FUND	See Notes to Financial Statements

Burnham Financial Services Fund

Portfolio Holdings (Continued) As of June 30, 2012 — (Unaudited)

	Face Value	Value
Time Deposit 3.50%
Citibank 0.03%, 7/02/12	$1,519,534	$1,519,534
Total Time Deposit (cost: $1,519,534)		1,519,534
Total Short-Term Instruments (cost: $2,296,133)		2,296,133

Total Investments 102.83% (Cost: $47,906,127)		$44,667,668

Call options written (0.05)% (Premiums received: $26,500)		(20,000)

Liabilities, less cash and other assets (2.78)%		(1,208,307)

Net Assets 100.00%		$43,439,361
	Number of Contracts
Call Options Written (0.05)%
(percentage of net assets)

Regions Financial Corp. Calls @ 7 due Aug 12	250	$(7,250)
@ 7.5 due Jan 13	250	(12,750)
		(20,000)
Total Call Options Written (Premiums received: $26,500)		$(20,000)

Federal Income Tax Basis of Investment Securities

The tax cost of the fund at June 30, 2012, based on securities owned was $47,906,127. The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2012 was $6,049,659 and $(9,288,118), respectively.

144A Security	is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.
• Indicates	securities that do not produce income.
a All	or portion of security out on loan. Total market value of loaned securities at June 30, 2012 was $659,998.
b Securities	or partial securities on which call options were written.
c Indicates	a fair valued security. Total market value for fair valued securities is $583,941, representing 1.34% of net assets.
d Inclusive	of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.73%.
e Represents	investment of collateral received from securities lending transactions.

See Notes to Financial Statements	BURNHAM FINANCIAL SERVICES FUND	11

Burnham Financial Industries Fund

Portfolio Holdings As of June 30, 2012 — (Unaudited)

	Number of Shares	Value
Common Stocks 100.66%
(percentage of net assets)

BANKS 40.50%
Banks – Regional 37.02%
• 1st United Bancorp, Inc.[a]	924,247	$5,739,574
Alliance Financial Corp.[a]	25,000	858,500
Centerstate Banks, Inc.[a]	377,700	2,700,555
Fifth Third Bancorp[b]	50,000	670,000
First Commonwealth Financial Corp.[a]	86,400	581,472
First Horizon National Corp.[a]	50,000	432,500
Huntington Bancshares Inc.[a]	100,000	640,000
• Jacksonville Bancorp, Inc.	173,106	261,390
KeyCorp[a]	50,000	387,000
• Park Sterling Corp.	199,702	940,596
• Porter Bancorp, Inc.	252,439	381,183
Regions Financial Corp.[b]	220,500	1,488,375
• Seacoast Banking Corporation of Florida	500,000	755,000
Susquehanna Bancshares, Inc.[a]	125,000	1,287,500
Synovus Financial Corp.[c]	900,000	1,782,000
Tompkins Financial Corp.	17,200	648,096
Webster Financial Corp.[a]	25,000	541,500
Zions Bancorporation[b]	50,000	971,000
		21,066,241
Diversified Banks 3.48%
Comerica, Inc.[b]	25,000	767,750
SunTrust Banks, Inc.[b]	50,000	1,211,500
		1,979,250
Total Banks (cost: $23,839,329)		23,045,491

DIVERSIFIED FINANCIALS 47.01%
Asset Management & Custody Banks 0.86%
• WisdomTree Investments, Inc.[a]	75,000	492,750
Investment Banking & Brokerage 13.03%
• Cowen Group, Inc., Class A	1,204,260	3,203,332
• Gleacher & Co., Inc. [a]	2,986,600	2,389,280
Morgan Stanley[b]	125,000	1,823,750
		7,416,362
Multi-line Insurance 4.65%
The Hartford Financial Services Group, Inc.[b]	150,000	2,644,500
Other Diversified Financial Services 18.10%
Bank of America Corp.[b]	125,000	1,022,500
Citigroup, Inc.[b]	75,000	2,055,750
JPMorgan Chase & Co.[b]	50,000	1,786,500
The Goldman Sachs Group, Inc.[b]	20,000	1,917,200
• Western Liberty Bancorp[12,13]	1,212,690	3,516,801
		10,298,751
Real Estate Investment Trust 1.32%
Newcastle Investment Corp.	112,500	753,750
Registered Investment Company 7.87%
Solar Senior Capital Ltd.[a]	136,565	2,307,948
TCP Capital Corp.	150,000	2,169,000
		4,476,948
Specialized Finance 1.18%
Home Loan Servicing Solutions Ltd.	50,000	670,000
Total Diversified Financials (cost: $40,701,597)		26,753,061

THRIFTS & MORTGAGE FINANCE 13.15%
Thrifts & Mortgage Finance 13.15%
Beacon Federal Bancorp, Inc.[a]	50,000	$991,500
Citizens South Banking Corp., Inc.	35,709	242,107
First Niagara Financial Group, Inc.	100,000	765,000
Hudson City Bancorp, Inc.[a]	50,000	318,500
• Investors Bancorp, Inc.[a]	279,000	4,210,110
• TFS Financial Corp.[a]	100,000	955,000
		7,482,217
Total Thrifts & Mortgage Finance (cost: $5,607,214)		7,482,217
Total Common Stocks (cost: $70,148,140)		57,280,769
Warrants 0.71%
(percentage of net assets)

BANKS 0.71%
Banks – Regional 0.00%
• Porter Bancorp, Inc., Expires 06/30/15	136,956	1,370
Diversified Banks 0.71%
• Comerica, Inc., Expires 11/14/18	50,000	403,500
Total Banks (cost: $249,000)		404,870
Total Warrants (cost: $249,000)		404,870
	Face Value
Short-Term Instruments[d] 1.72%
(percentage of net assets)

Certificate of Deposit 0.18%
Eastern Bank 0.15%, 11/20/12	$100,404	100,404
Total Certificate of Deposit (cost: $100,404)		100,404

	Number of Shares
Money Market Fund 0.10%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio[e]	57,600	57,600
Total Money Market Fund (cost: $57,600)		57,600

	Face Value
Time Deposit 1.44%
Citibank 0.03%, 7/02/12	$821,524	821,524
Total Time Deposit (cost: $821,524)		821,524
Total Short-Term Instruments (cost: $979,528)		979,528

Total Investments 103.09% (Cost: $71,376,668)		$58,665,167

Short sales (24.26%) (Proceeds: $12,783,168)		(13,807,853)

Call options written (0.84)% (Premiums received: $791,977)		(480,025)

Put options written (2.39)% (Premiums received: $1,338,285)		(1,355,350)

Cash and other assets, less liabilities 24.40%		13,884,627

Net Assets 100.00%		$56,906,566

12	BURNHAM FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

Burnham Financial Industries Fund

Portfolio Holdings (Continued) As of June 30, 2012 — (Unaudited)

	Number of Shares	Value
Short Sales (24.26)%
(percentage of net assets)
Banks – Regional (16.16)%
Community Bank System, Inc.	63,318	$(1,717,184)
Cullen/Frost Bankers, Inc.	40,000	(2,299,600)
Glacier Bancorp, Inc.	11,000	(170,390)
National Penn Bancshares, Inc.	152,500	(1,459,425)
Pinnacle Financial Partners, Inc.	20,000	(390,200)
Signature Bank	25,000	(1,524,250)
Trustmark Corp.	34,367	(841,304)
Umpqua Holdings Corp.	60,000	(789,600)
		(9,191,953)
Consumer Finance (3.55)%
Lender Processing Services, Inc.	80,000	(2,022,400)
Real Estate Investment Trust (3.58)%
American Capital Agency Corp.	40,000	(1,344,400)
Capstead Mortgage Corp.	50,000	(695,500)
		(2,039,900)
Specialized Finance (0.97)%
CBOE Holdings, Inc.	20,000	(553,600)
Total Short Sales (Proceeds: $12,783,168)		(13,807,853)

	Number of Contracts
Call Options Written (0.84)%
(percentage of net assets)

Bank of America Corp. Calls
@ 6 due Aug 12	250	(55,750)
@ 11 due Aug 12	500	(1,000)
@ 12 due Nov 12	500	(3,500)
		(60,250)
Citigroup, Inc. Calls
@ 34 due Jan 13	250	(27,000)
@ 38 due Sep 12	250	(1,000)
@ 42 due Jan 13	250	(4,000)
		(32,000)
Comerica, Inc. Calls
@ 30 due Jul 12	100	(13,300)
@ 33 due Jul 12	150	(2,250)
		(15,550)
Fifth Third Bancorp Calls
@ 15 due Aug 12	250	(2,000)
@ 15 due Jan 13	250	(15,750)
		(17,750)
JPMorgan Chase & Co. Calls
@ 39 due Jan 13	250	(42,750)
@ 45 due Sep 12	250	(2,500)
		(45,250)
Morgan Stanley Calls
@ 17.5 due Jan 13	500	(45,500)
@ 19 due Jan 13	250	(13,000)
		(58,500)
Regions Financial Corp. Calls
@ 7 due Aug 12	500	(14,500)
@ 7 due Nov 12	500	(29,000)
@ 7.5 due Jan 13	500	(25,500)
		(69,000)
SunTrust Banks, Inc. Calls
@ 20 due Jul 12	250	$(105,000)
@ 25 due Jul 12	250	(7,000)
		(112,000)
The Goldman Sachs Group, Inc. Calls
@ 125 due Jul 12	100	(400)
@ 130 due Jan 13	100	(7,700)
		(8,100)
The Hartford Financial Services Group, Inc. Calls
@ 18 due Sep 12	250	(24,250)
@ 20 due Dec 12	250	(17,000)
@ 22 due Jan 13	250	(10,250)
@ 24 due Sep 12	250	(375)
@ 25 due Jan 13	250	(3,500)
		(55,375)
Zions Bancorporation Calls
@ 24 due Jul 12	250	(750)
@ 25 due Jan 13	250	(5,500)
		(6,250)
Total Call Options Written (Premiums received: $791,977)		(480,025)
Put Options Written (2.39)%
(percentage of net assets)

American International Group, Inc. Puts @ 25 due Nov 12	250	(19,750)
BB&T Corp. Puts @ 22 due Jan 13	200	(8,600)
Capital One Financial Corp. Puts
@ 42 due Jan 13	500	(71,000)
@ 48 due Sep 12	250	(29,500)
		(100,500)
Citigroup, Inc. Puts
@ 34 due Oct 12	400	(60,800)
@ 36 due Jul 12	400	(34,400)
		(95,200)
Community Bank System, Inc. Puts @ 25 due Nov 12	400	(34,000)
Cullen/Frost Bankers, Inc. Puts @ 55 due Oct 12	200	(36,000)
JPMorgan Chase & Co. Puts @ 34 due Sep 12	250	(44,250)
Lazard Ltd. Puts @ 23 due Dec 12	500	(62,500)
Legg Mason, Inc. Puts
@ 21 due Jan 13	500	(62,500)
@ 22 due Nov 12	500	(45,000)
		(107,500)
Lender Processing Services, Inc. Puts
@ 18 due Dec 12	200	(11,000)
@ 19 due Sep 12	200	(3,000)
@ 20 due Sep 12	100	(3,500)
@ 20 due Dec 12	200	(18,000)
		(35,500)
Morgan Stanley Puts @ 13 due Jan 13	350	(51,800)
PNC Bank Corp. Puts
@ 57.5 due Nov 12	200	(61,000)
@ 62.5 due Aug 12	150	(47,250)
		(108,250)

See Notes to Financial Statements	BURNHAM FINANCIAL INDUSTRIES FUND	13

Burnham Financial Industries Fund

Portfolio Holdings (Continued) As of June 30, 2012 — (Unaudited)

	Number of Contracts	Value
Prudential Financial, Inc. Puts
@ 50 due Sep 12	300	$(108,000)
@ 50 due Dec 12	300	(175,500)
		(283,500)
The Goldman Sachs Group, Inc. Puts @ 115 due Jul 12	100	(193,000)
The Hartford Financial Services Group, Inc. Puts @ 21 due Sep 12	500	(175,000)
Total Put Options Written (Premiums received: $1,338,285)		$(1,355,350)

Federal Income Tax Basis of Investment Securities

The tax cost of the fund at June 30, 2012, based on securities owned was $71,376,668. The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2012 was $5,505,267 and $(18,216,768), respectively.

144A	Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.
•	Indicates securities that do not produce income.
a	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.
b	Securities or partial securities on which call/put options were written.
c	All or portion of security out on loan. Total market value of loaned securities at June 30, 2012 was $55,584.
d	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 1.62%.
e	Represents investment of collateral received from securities lending transactions.

14	BURNHAM FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

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15

Statements of Assets & Liabilities As of June 30, 2012 — (Unaudited)

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Assets
Investments:
Investments at cost of unaffiliated securities[10,16,17]	$124,634,606	$44,775,946	$60,059,705
Investments at cost of affiliated securities[12,16]	—	3,130,181	11,316,963
Total investments at cost	124,634,606	47,906,127	71,376,668
Net unrealized appreciation/(depreciation) on unaffiliated investments	39,765,980	(1,278,183)	(4,911,339)
Net unrealized appreciation/(depreciation) on affiliated investments	—	(1,960,276)	(7,800,162)
Total investments at value	164,400,586	44,667,668	58,665,167
Cash	—	66,471	146,418
Cash on deposit for securities sold short	—	—	13,406,091
Dividends and interest receivable	73,520	34,837	80,953
Receivable for capital stock sold	827,577	336,488	13,299
Receivable for investments sold	1,446,072	267,258	847,649
Receivable from investment adviser[6]	—	13,573	17,078
Prepaid expenses	36,403	26,236	33,001
Total assets	166,784,158	45,412,531	73,209,656
Liabilities
Collateral on securities loaned at value[10]	8,246,429	676,195	57,600
Payable for dividend declared on short sales	—	—	39,163
Payable for fund shares redeemed	184,284	255,089	113,353
Payable for investments purchased	1,248,708	932,453	307,140
Short sales at value*	—	—	13,807,853
Options written at value**, 7,17	—	20,000	1,835,375
Payable for auditing and legal fees	5,561	2,561	8,489
Payable for administration fees[2]	18,502	4,956	6,738
Payable for investment advisory fees[3]	74,200	24,712	40,655
Payable for distribution fees and service fees[4]	35,688	9,964	17,214
Payable for printing fees	—	—	655
Payable for transfer agent fees	5,086	20,387	24,928
Accrued expenses and other payables	33,246	26,853	43,927
Total liabilities	9,851,704	1,973,170	16,303,090
Net assets	$156,932,454	$43,439,361	$56,906,566
Analysis of Net Assets[8]
By source:
Par value	$495,814	$245,824	$567,654
Capital paid-in	114,072,763	53,549,950	65,378,032
Accumulated undistributed net investment income/(loss)	764,075	(107,907)	(319,622)
Accumulated net realized gain/(loss) on investments	1,833,822	(7,016,547)	4,721,801
Net unrealized appreciation/(depreciation) on investments, written options and short sales	39,765,980	(3,231,959)	(13,441,299)
Net assets	$156,932,454	$43,439,361	$56,906,566
By share class:
	Net assets
Class A:	$148,312,837	$40,460,682	$50,279,206
Class C:	$8,619,617	$2,978,679	$6,607,971
Class I:	$—	$—	$19,389
	NAV (par value $0.10 per share)
Class A:	$31.73	$17.73	$10.06
Class C:	$30.35	$17.12	$9.76
Class I:	$—	$—	$6.47
Capital shares outstanding[9]
	(unlimited number of Shares has been authorized)
Class A:	4,673,829	2,281,644	4,996,530
Class C:	284,007	174,022	677,010
Class I:	—	—	2,996

*	The payables for short sales include proceeds received for the following amounts: Burnham Financial Industries Fund $12,783,168.
**	The payables for options written include premiums received for the following amounts: Burnham Financial Services Fund $26,500 and Burnham Financial Industries Fund $2,130,262.

16	ASSETS & LIABILITIES	See Notes to Financial Statements

Statements of Operations For the six months ended June 30, 2012 — (Unaudited)

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Investment Income
Interest	$1,244	$210	$494
Dividends*	1,203,640	286,148	455,554
Securities lending (net of fees)[10]	15,199	834	4,511
Total income	1,220,083	287,192	460,559
Expenses
Administration fees[2]	97,752	29,995	47,038
Investment advisory fees[3]	391,281	149,975	246,584
Interest expense on securities sold short	—	—	20,485
Dividends on securities sold short	—	—	191,318
Service fees (Class C)[4]	5,991	3,029	8,445
Distribution fees (Class A)[4]	157,043	46,963	83,914
Distribution fees (Class C)[4]	17,974	9,086	25,335
Transfer agent fees	70,810	56,496	72,166
Audit and legal fees	42,829	42,829	47,209
Reports to shareholders	11,346	8,562	3,743
Trustees’ fees and expenses	12,213	12,213	12,213
Custodian fees	14,109	14,836	19,374
Registration fees and expenses	6,985	6,861	5,432
Fund accounting expenses	19,010	9,967	12,239
Miscellaneous expenses	51,145	47,027	51,127
Total expenses before reimbursement	898,488	437,839	846,622
Net contractual reimbursement by adviser[6]	—	(68,662)	(66,441)
Total expenses after reimbursement	898,488	369,177	780,181
Net investment income/(loss)	$321,595	$(81,985)	$(319,622)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options & Short Sales
Realized gain/(loss) from securities, written options and short sales transactions:
Realized gain/(loss) on investments	$1,452,955	$(1,510,230)	$3,960,808
Realized gain/(loss) on written options	22,619	(66,109)	1,616,562
Realized loss on short sales	—	—	(39,731)
Net realized gain/(loss) from securities, written options and short sales transactions	1,475,574	(1,576,339)	5,537,639
Unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	5,960,637	7,399,132	272,484
Net unrealized appreciation/(depreciation) on written options transactions	1,871	6,500	(399,178)
Net unrealized depreciation on short sales transactions	—	—	(690,365)
Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	5,962,508	7,405,632	(817,059)
Net increase in net assets resulting from operations	$7,759,677	$5,747,308	$4,400,958

*	Net of foreign taxes withheld of $1,320 for the Burnham Fund.

See Notes to Financial Statements	OPERATIONS	17

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	For the Period Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011	For the Period Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011	For the Period Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$321,595	$283,462	$(81,985)	$(237,651)	$(319,622)	$(926,070)
Net realized gain/(loss) from transactions	1,475,574	6,286,711	(1,576,339)	(4,490,133)	5,537,639	1,132,603
Unrealized appreciation/(depreciation)	5,962,508	(1,495,169)	7,405,632	(661,877)	(817,059)	(13,494,098)
Net increase/(decrease) in net assets resulting from operations	7,759,677	5,075,004	5,747,308	(5,389,661)	4,400,958	(13,287,565)
Distributions to Shareholders
From net investment income:
Class A shares	—	—	—	(23,422)	—	(164,322)
Class I shares	—	—	—	—	—	(5,178)
Total distributions from net investment income	—	—	—	(23,422)	—	(169,500)
From realized gains from securities transactions:
Class A shares	—	(3,629,738)	—	—	—	(3,671,557)
Class B shares	—	(1,278)	—	—	—	—
Class C shares	—	(65,637)	—	—	—	(450,843)
Class I shares	—	—	—	—	—	(1,610)
Total distributions from realized gains	—	(3,696,653)	—	—	—	(4,124,010)
Total distributions to shareholders	—	(3,696,653)	—	(23,422)	—	(4,293,510)
Increase/(decrease) in net assets derived from capital share transactions	56,762,084	9,498,275	(2,308,246)	(9,267,188)	(8,878,882)	(45,339,932)
Redemption fees	2,094	2,021	392	884	11,715	8,719
Increase/(decrease) in net assets for the period	64,523,855	10,878,647	3,439,454	(14,679,387)	(4,466,209)	(62,912,288)
Net Assets
Beginning of period	92,408,599	81,529,952	39,999,907	54,679,294	61,372,775	124,285,063
End of period	$156,932,454	$92,408,599	$43,439,361	$39,999,907	$56,906,566	$61,372,775
Undistributed net investment income/(loss), end of period	$764,075	$442,480	$(107,907)	$(25,922)	$(319,622)	$—

18	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	For the Period Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011	For the Period Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011	For the Period Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Dollar Amounts
Class A
Net proceeds from sale of shares	$59,491,642	$16,156,944	$5,686,801	$16,179,427	$5,488,302	$19,361,142
Net asset value of shares issued to shareholders in reinvestment of dividends	—	3,287,333	—	20,280	—	3,173,721
Cost of shares redeemed	(9,689,805)	(10,976,638)	(8,434,158)	(18,145,221)	(14,030,439)	(53,730,558)
Net increase/(decrease)	$49,801,837	$8,467,639	$(2,747,357)	$(1,945,514)	$(8,542,137)	$(31,195,695)
Class Ba
Net asset value of shares issued to shareholders in reinvestment of dividends	$—	$877	$—	$—	$—	$—
Cost of shares redeemed	—	(134,815)	—	(6,343,307)	—	—
Net decrease	$—	$(133,938)	$—	$(6,343,307)	$—	$—
Class C
Net proceeds from sale of shares	$7,128,117	$1,369,490	$775,565	$509,143	$375,510	$1,635,275
Net asset value of shares issued to shareholders in reinvestment of dividends	—	60,569	—	—	—	399,735
Cost of shares redeemed	(167,870)	(265,485)	(336,454)	(1,487,510)	(712,255)	(4,615,090)
Net increase/(decrease)	$6,960,247	$1,164,574	$439,111	$(978,367)	$(336,745)	$(2,580,080)
Class I
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$69,321
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—	—	6,787
Cost of shares redeemed	—	—	—	—	—	(11,640,265)
Net decrease	$—	$—	$—	$—	$—	$(11,564,157)
Net increase/(decrease) in net assets derived from capital share transactions	$56,762,084	$9,498,275	$(2,308,246)	$(9,267,188)	$(8,878,882)	$(45,339,932)
Share Transactions
Class A
Shares sold	1,850,337	562,431	338,955	1,009,313	545,514	1,775,371
Shares issued for reinvestments	—	117,615	—	1,352	—	349,914
Shares redeemed	(307,310)	(369,695)	(508,041)	(1,131,544)	(1,393,424)	(4,803,792)
Net increase/(decrease)	1,543,027	310,351	(169,086)	(120,879)	(847,910)	(2,678,507)
Class Ba
Shares issued for reinvestments	—	32	—	—	—	—
Shares redeemed	—	(4,620)	—	(427,373)	—	—
Net decrease	—	(4,588)	—	(427,373)	—	—
Class C
Shares sold	231,481	48,423	47,975	32,128	38,051	152,344
Shares issued reinvestments	—	2,256	—	—	—	45,270
Shares redeemed	(5,610)	(9,045)	(21,072)	(91,635)	(72,937)	(441,856)
Net increase/(decrease)	225,871	41,634	26,903	(59,507)	(34,886)	(244,242)
Class Ib
Shares sold	—	—	—	—	—	7,024
Shares issued reinvestments	—	—	—	—	—	1,166
Shares redeemed	—	—	—	—	—	(1,104,148)
Net decrease	—	—	—	—	—	(1,095,958)

[a]	On December 28, 2011, all Class B shares of Burnham Fund and Burnham Financial Service Funds automatically converted to Class A shares.
[b]	On December 19, 2011, all Class I shares of Burnham Financial Industries Fund were closed to new and subsequent investments.

See Notes to Financial Statements	CHANGES IN NET ASSETS	19

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
Burnham Fund
CLASS A SHARES[g]
6/30/12 (unaudited)	$29.00	$0.08	$2.65	$2.73	$—	$—	$—	$—
12/31/11	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/10	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
12/31/09	17.95	0.06	5.55	5.61	—	—	—	—
12/31/08	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
12/31/07	26.89	0.08	4.03	4.11	(0.05)	—	(1.11)	(1.16)
CLASS C SHARES
6/30/12 (unaudited)	$27.84	$(0.03)	$2.54	$2.51	$—	$—	$—	$—
12/31/11	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/10	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
12/31/09	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/08	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
12/31/07	26.59	0.10	3.74	3.84	—	—	(1.11)	(1.11)

Burnham Financial Services Fund
CLASS A SHARES[h]
6/30/12 (unaudited)	$15.42	$(0.03)	$2.34	$2.31	$—	$—	$—	$—
12/31/11	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/10	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
12/31/09	14.39	0.25	2.46 [f]	2.71	(0.15)	—	—	(0.15)
12/31/08	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
12/31/07	22.56	0.12	(3.30)	(3.18)	(0.08)	—	(1.60)	(1.68)
CLASS C SHARES
6/30/12 (unaudited)	$14.94	$(0.09)	$2.27	$2.18	$—	$—	$—	$—
12/31/11	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/10	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)
12/31/09	14.18	0.14	2.41 [f]	2.55	(0.07)	—	—	(0.07)
12/31/08	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
12/31/07	22.36	(0.03)	(3.26)	(3.29)	—	—	(1.60)	(1.60)

Burnham Financial Industries Fund
CLASS A SHARES
6/30/12 (unaudited)	$9.39	$(0.05)	$0.72	$0.67	$—	$—	$—	$—
12/31/11	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/10	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)
12/31/09	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)
12/31/08	10.32	0.25	(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)
12/31/07	12.41	0.16	(0.31)	(0.15)	(0.19)	—	(1.75)	(1.94)
CLASS C SHARES
6/30/12 (unaudited)	$9.14	$(0.08)	$0.70	$0.62	$—	$—	$—	$—
12/31/11	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/10	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)
12/31/09	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)
12/31/08	10.25	0.17	(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)
12/31/07	12.33	0.07	(0.31)	(0.24)	(0.09)	—	(1.75)	(1.84)
CLASS I SHARES[i]
6/30/12 (unaudited)	$6.03	$(0.02)	$0.46	$0.44	$—	$—	$—	$—
12/31/11	10.48	0.07	(1.75)	(1.68)	(2.11)	—	(0.66)	(2.77)
12/31/10	10.34	0.06	0.24	0.30	(0.06)	—	(0.10)	(0.16)
12/31/09[c]	10.00	0.08	0.26	0.34	—	—	—	—

20	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

				Ratio to average net assets %
Redemption fees[a,b]	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery[5]		Ratio of total expenses before reimbursement/ recovery[5]		Ratio of total expenses after reimbursement/ recovery and without dividend and interest expense on short sales[5]		Ratio of total expenses before reimbursement/ recovery and without dividend and interest expense on short sales[5]		Ratio of net investment income (loss)	Ratio of net investment income (loss) without dividend expense on short sales[5]	Portfolio turnover rate %

$0.00	$31.73	9.41 [d]	$148,313	1.35	[e]	1.35	[e]	—		—		0.52 [e]	—	39
0.00	29.00	5.40	90,790	1.40		1.40		—		—		0.35	—	89
0.00	28.70	22.45	80,940	1.51		1.44		—		—		0.22	—	58
0.00	23.56	31.11	70,019	1.53		1.52		—		—		0.32	—	48
0.00	17.95	(38.30)	57,740	1.39		1.44		—		—		0.23	—	45
0.00	29.84	15.31	103,876	1.39		1.38		—		—		0.28	—	62

$0.00	$30.35	9.02 [d]	$8,620	2.11	[e]	2.11	[e]	—		—		(0.23)[e]	—	39
0.00	27.84	4.64	1,618	2.14		2.14		—		—		(0.35)	—	89
0.00	27.80	21.60	459	2.26		2.19		—		—		(0.62)	—	58
0.00	23.02	30.13	92	2.28		2.26		—		—		(0.44)	—	48
0.00	17.68	(38.75)	19	2.14		2.19		—		—		(0.51)	—	45
0.00	29.32	14.46	77	2.14		2.13		—		—		0.35	—	62

$0.00	$17.73	14.98 [d]	$40,461	1.80	[e]	2.14	[e]	—		—		(0.37)[e]	—	68
0.00	15.42	(10.34)	37,801	1.80		1.90		—		—		(0.39)	—	129
0.00	17.21	2.07	44,248	1.80		1.73		—		—		0.05	—	137
0.00	16.95	18.90	42,447	1.75		1.85		—		—		1.66	—	181
0.00	14.39	(14.78)	38,099	1.60		1.85		—		—		2.65	—	190
0.00	17.70	(13.96)	58,878	1.60		1.64		—		—		0.58	—	138

$0.00	$17.12	14.59 [d]	$2,979	2.55	[e]	2.90	[e]	—		—		(1.08)[e]	—	68
0.00	14.94	(11.02)	2,199	2.55		2.63		—		—		(1.15)	—	129
0.00	16.79	1.30	3,468	2.56		2.48		—		—		(0.62)	—	137
0.00	16.66	18.12	1,348	2.50		2.59		—		—		0.96	—	181
0.00	14.18	(15.45)	921	2.35		2.60		—		—		2.88	—	190
0.00	17.47	(14.58)	460	2.35		2.39		—		—		(0.15)	—	138

$0.00	$10.06	7.14 [d]	$50,279	2.41	[e]	2.62	[e]	1.74	[e]	1.95	[e]	(0.95)[e]	(0.27)[e]	115
0.00	9.39	(15.26)	54,851	2.63		2.75		1.99		2.11		(1.08)	(0.44)	148
0.00	11.92	2.41	101,610	2.38		2.30		1.91		1.82		0.06	0.54	159
0.00	11.77	31.00	110,699	2.67		2.72		1.88		1.93		0.75	1.54	229
0.00	9.00	(6.99)	71,926	2.24		2.45		1.82		2.03		2.61	3.04	279
0.00	10.32	(1.04)	22,482	2.31		2.63		1.85		2.17		1.25	1.71	236

$0.00	$9.76	6.78 [d]	$6,608	3.12	[e]	3.34	[e]	2.44	[e]	2.65	[e]	(1.63)[e]	(0.94)[e]	115
0.00	9.14	(15.85)	6,504	3.33		3.46		2.69		2.82		(1.77)	(1.13)	148
0.00	11.67	1.69	11,160	3.08		3.00		2.61		2.52		(0.68)	(0.21)	159
0.00	11.58	30.04	12,591	3.38		3.43		2.58		2.63		0.09	0.89	229
0.00	8.92	(7.63)	7,259	2.94		3.16		2.52		2.73		1.76	2.19	279
0.00	10.25	(1.75)	4,400	3.01		3.33		2.55		2.87		0.56	1.02	236

$0.00	$6.47	7.30 [d]	$19	2.06	[e]	2.12	[e]	1.37	[e]	1.43	[e]	(0.56)[e]	0.13 [e]	115
0.00	6.03	(15.08)	18	1.61		1.73		1.37		1.49		0.67	0.91	148
0.00	10.48	2.93	11,515	1.85		1.83		1.37		1.41		0.56	1.03	159
—	10.34	3.40 [d]	11,465	1.78	[e]	1.78	[e]	1.36	[e]	1.36	[e]	20.56 [e]	20.98 [e]	229

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Commenced operations on December 16, 2009.
d	Total return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
e	Annualized.
f	The Adviser reimbursed the Burnham Financial Services Fund for a loss on transaction that did not meet the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.
g	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
h	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
i	On December 19, 2011, all Class I shares of Burnham Financial Industries Fund were closed to new and subsequent investments.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements (Unaudited)

1. Valuing Securities

Accounting Policies

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Burnham Asset Management (“Management” or the “Adviser”) believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available or official bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the period ended June 30, 2012, the Burnham Financial Industries Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only the Burnham Financial Industries Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

22	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.

Use of Management Estimates

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Management Fees

Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Industries Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, or such shorter period since commencement of the fund’s operations, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month.

4. Distribution Fees and Commissions

Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans under the Investment Company Act of 1940, as amended, to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Industries Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Industries Fund	0.25%

For the period ended June 30, 2012, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A Sales Commission/ CDSC	Class A CDSC	Class C CDSC	Broker Commissions
Burnham Fund	$18,566	$—	$1,041	$120,836
Burnham Financial Services Fund	$1,681	$—	$50	$—
Burnham Financial Industries Fund	$2,448	$—	$764	$—

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $33.40, $18.66 and $10.59 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Industries Fund share class by limiting “other expenses” to 0.65%. The Agreement will terminate on April 30, 2013 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued) (Unaudited)

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for, interest charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the period ended June 30, 2012, the dividend expense and interest expense for securities sold short was $191,318 and $20,485, respectively, for Burnham Financial Industries Fund. For the period ended June 30, 2012, there were no extraordinary expenses allocated to the funds.

Total annual operating expenses for Burnham Financial Industries Fund Class I are also voluntarily limited to 1.37%.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

For the period ended June 30, 2012, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to Recoupment until 12/31:
	Reimbursement	2012	2013	2014
Burnham Financial Services Fund	$68,662	$64,409	$—	$43,513
Burnham Financial Industries Fund	$66,441	$59,277	$—	$103,909

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2012, were as follows:

	Purchases	Sales
Burnham Fund	$98,626,815	$48,197,511
Burnham Financial Services Fund	$26,990,563	$29,165,731
Burnham Financial Industries Fund	$54,819,396	$61,434,850

Written option activity for the funds was as follows:

Burnham Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2011	5	$24,049
Written	100	235,693
Closed	(105)	(259,742)

Outstanding at June 30, 2012	—	$—

Burnham Financial Services Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2011	—	$—
Written	875	80,646
Closed	(375)	(54,146)

Outstanding at June 30, 2012	500	$26,500

Burnham Financial Industries Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2011	10,090	$1,496,855
Written	27,050	3,686,006
Expired	(2,690)	(502,173)
Closed	(15,314)	(2,110,505)
Exercised	(4,236)	(439,921)

Outstanding at June 30, 2012	14,900	$2,130,262

8. Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

9. Affiliated Parties

Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust’s officers received any compensation from the trust.

Officers and trustees owned a portion of the following funds’ outstanding shares as of June 30, 2012:

Burnham Fund	0.20%
Burnham Financial Services Fund	0.06%
Burnham Financial Industries Fund	0.19%

10. Securities Lending

At June 30, 2012, securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the funds received are as follows:

	Loaned Securities Market Value	% of Net Assets	Value of Cash Collateral
Burnham Fund	$8,074,985	5.15%	$8,246,429
Burnham Financial Services Fund	$659,998	1.52%	$676,195
Burnham Financial Industries Fund	$55,584	0.10%	$57,600

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

11. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

12. Transactions with Affiliated Securities

During the period ended June 30, 2012, Burnham Financial Services Fund and Burnham Financial Industries Fund owned shares of the following affiliated securities. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

Affiliate	Value at 12/31/11	Cost of Purchases	Change in Unrealized Gain/(Loss)	Value at 6/30/12	Dividend Income
Burnham Financial Services Fund:
Peregrine Holdings LLC	$303,821	$—	$(5,595)	$298,226	$—
Western Liberty Bancorp	$826,592	$—	$45,087	$871,679	$—
Burnham Financial Industries Fund:
Western Liberty Bancorp	$3,334,898	$—	$181,903	$3,516,801	$—

13. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At June 30, 2012, Burnham Financial Services Fund owned the following restricted securities, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of these securities is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

Fund	Description, Date of Purchase, % of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Bank of Atlanta 05/08/06 0.66%	228,572	$1,600,004	$285,715
	Peregrine Holdings LLC 05/31/02 0.69%	275,000	$298,226	$298,226
	Western Liberty Bancorp 10/07/09 2.01%	300,579	$2,831,955	$871,679
Burnham Financial Industries Fund	Western Liberty Bancorp 10/07/09 6.18%	1,212,690	$11,316,913	$3,516,801

14. Fund Risks

Burnham Financial Services Fund and Burnham Financial Industries Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Industries Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

15. Short-term Trading (Redemption Fee)

Shareholders in Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

16. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued) (Unaudited)

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2012	Level 1	Level 2	Level 3	Total
Burnham Fund
Common Stock:
Consumer Discretionary	$27,563,460	$—	$—	$27,563,460
Consumer Staples	12,737,600	—	—	12,737,600
Energy	26,378,510	—	—	26,378,510
Financial Services	11,996,340	—	—	11,996,340
Health Care	8,942,010	—	—	8,942,010
Industrials	15,013,600	—	—	15,013,600
Information Technology	28,623,830	—	—	28,623,830
Materials	4,870,390	—	—	4,870,390
Telecommunications Services	5,941,200	—	—	5,941,200
Exchange Traded Funds	3,103,800	—	—	3,103,800
Other Debt Obligations	—	19,229,846	—	19,229,846
Totals	$145,170,740	$19,229,846	$—	$164,400,586
Burnham Financial Services Fund
Common Stock:
Banks	$21,198,663	$—	$—	$21,198,663
Diversified Financials	8,032,955	871,679	298,226	9,202,860
Thrifts & Mortgage Finance	11,683,840	—	285,715	11,969,555
Warrants:
Banks	—	457	—	457
Other Debt Obligations	—	2,296,133	—	2,296,133
Written Options	(20,000)	—	—	(20,000)
Totals	$40,895,458	$3,168,269	$583,941	$44,647,668
Burnham Financial Industries Fund
Common Stock:
Banks	$23,045,491	$—	$—	$23,045,491
Diversified Financials	23,236,260	3,516,801	—	26,753,061
Thrifts & Mortgage Finance	7,482,217	—	—	7,482,217
Warrants:
Banks	403,500	1,370	—	404,870
Other Debt Obligations	—	979,528	—	979,528
Short Sales	(13,807,853)	—	—	(13,807,853)
Written Options	(1,834,250)	(1,125)	—	(1,835,375)
Totals	$38,525,365	$4,496,574	$—	$43,021,939

During the period ended June 30, 2012, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended June 30, 2012:

Burnham Financial Services Fund	Level 3 assets
Common Stock:
Balance, January 1, 2012	$589,536
Change in unrealized appreciation/(depreciation)	(5,595)
Balance, June 30, 2012	$583,491

The securities classified as Level 3 are private companies. When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of June 30, 2012 are as follows:

Burnham Financial Services Fund
	Fair Value at 6/30/2012	Valuation Technique(s)	Unobservable Input	Range
Investments in Securities
Common Stock	$298,226	Capital Value	Discount	0%
	285,715	Third Party Valuation	Discount	0%

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

17. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of June 30, 2012:

Fair Value of Derivative Instruments

As of June 30, 2012

Liability Derivatives

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Fair Value
Burnham Financial Services Fund	Equity Contracts	Options written, at value	$20,000
Burnham Financial Industries Fund	Equity Contracts	Options written, at value	1,835,375

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended June 30, 2012

Fund	Change in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Burnham Fund	Equity Contracts	Realized gain(loss) on written options	$22,619
		Net unrealized appreciation (depreciation) on written options transactions		$1,871
Burnham Financial Services Fund	Equity Contracts	Realized gain(loss) on written options	(66,109)
		Net unrealized appreciation (depreciation) on written options transactions		6,500
Burnham Financial Industries Fund	Equity Contracts	Realized gain(loss) on securities	$(130,699)
		Realized gain(loss) on written options	1,616,562
		Net unrealized appreciation (depreciation) on written options transactions		$(399,178)

The derivative instruments outstanding as of period end as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

18. Recently Issued Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

19. Subsequent Events

The Adviser has evaluated events and transactions for potential recognition or disclosure and determined that there are no material events that would require additional disclosure through the date the financial statements were issued.

NOTES TO FINANCIAL STATEMENTS	27

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Industries Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 to June 30, 2012.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period* 1/1/2012- 6/30/2012	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During Period* 1/1/2012- 6/30/2012	Expense Ratio**
Burnham Fund
Class A	$1,000	$1,094	$7.08	$1,000	$1,018	$6.82	1.36%
Class C	1,000	1,090	11.00	1,000	1,014	10.60	2.12%
Burnham Financial Services Fund
Class A	$1,000	$1,150	$9.63	$1,000	$1,016	$9.03	1.80%
Class C	1,000	1,146	13.61	1,000	1,012	12.76	2.55%
Burnham Financial Industries Fund
Class A	$1,000	$1,071	$12.42	$1,000	$1,013	$12.07	2.41%
Class C	1,000	1,068	16.04	1,000	1,009	15.59	3.12%
Class I**	1,000	1,073	10.64	1,000	1,015	10.34	2.06%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

**	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses”. Acquired fund fees and expenses are incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

28	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements

The 1940 Act requires that the continuance of the Funds’ Investment Advisory and Sub-Advisory Agreements with Mendon on behalf of the Sector Funds (collectively, the Agreements”) be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 17, 2012. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustee of the Trust and officers of Burnham Asset Management Corp. (“Burnham”), the Sub-Advisers (as defined below), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees.

In the Meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham’s and Mendon’s investment and management services under the Agreements. These materials included: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, including to an affiliate of Burnham, and the use of “soft” commission dollars to pay for research and brokerage services; and (vii) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of Burnham’s and Mendon’s compliance departments.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and Mendon Capital Advisors Corp. “Mendon”), including without limitation information regarding Burnham, Mendon, their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the Fund portfolio managers associated with those firms) the operations of the Funds and the capabilities of Burnham and Mendon to provide advisory services to the Funds and, in the case of Burnham, to supervise Mendon in its provision of sub-advisory services to certain Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	the fees charged by Burnham for investment advisory and administrative services, as well as other compensation received by Burnham and its affiliates;

•	the fees paid to Mendon by Burnham;

•	the waivers of fees and reimbursements of expenses at times by Burnham and current expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by Morningstar);

•

investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of Burnham and Mendon) providing services to the Funds and the historical quality of the services provided by Burnham and Mendon; and

•	the profitability to Burnham and Burnham Securities Inc. (“BSI”) of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Agreements.

1. Nature, Extent, and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of advisory, administrative and shareholder services performed by Burnham, including portfolio management for the Burnham Fund and supervision of Mendon for the other Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees, providing the services of a chief compliance officer for the Trust and other services. The Board, including the Independent Trustees, noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by Burnham (in both its capacity as adviser and administrator) in an increasingly regulated industry. The Board, including the Independent Trustees, concluded that the services are extensive in nature and that Burnham consistently delivered a high level of service for each Fund.

With regard to Mendon, the Board, including the Independent Trustees, considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, and concluded that the services are appropriate and consistent with their agreements with the Funds.

2. Investment Performance of the Funds, Adviser and Mendon. The Board, including the Independent Trustees, considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both

OTHER INFORMATION	29

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

relevant indices and the performance of such Fund’s Morningstar peer group. The Board recognized from long experience with the manager that investments are not selected with a conscious growth or value bias in mind, noting that, in fact, the Fund’s style categorization had changed over time. Rather, the Board understood the risk-averse, tax-sensitive style employed by the Adviser and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap growth funds included in the Morningstar materials. Nonetheless, the Burnham Fund was in the first quintile for one-, three- five- and ten-year periods ended March 31, 2012, in relation to its Morningstar Performance Group. The Board also considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the Burnham Fund. The Board concluded that the Burnham Fund’s performance was satisfactory when viewed in the context of its historic investment style, and was consistent with the Fund’s investment approach consistently communicated to investors.

The Board also considered the investment performance of the Burnham Financial Industries Fund and the Burnham Financial Services Fund (the “Sector Funds”), for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Morningstar materials and to relevant indices over available time periods. The Trustees noted the specialized nature of these Funds and the impact of the sub-prime mortgage difficulties and liquidity crisis on financial services companies and on the Sector Funds’ more recent performance. The Board also considered the impact of negative cash flows caused primarily by withdrawals associated with investors’ sector preferences on the manager’s investment flexibility. The Board recognized the performance challenges of these Funds given their investment mandates and style and the current market conditions affecting financial stocks, and would continue to monitor performance for improvement.

3. Costs of Services and Profits Realized by Burnham.

(a) Costs of Services to Funds: Fees and Expenses. The Independent Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by Burnham and Mendon to other accounts (if any) with similar investment mandates. The Board viewed favorably the current and historic willingness of Burnham to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimburse expenses currently in effect.

The Board, including the Independent Trustees, noted that the contractual management fees for the Burnham Fund were above the median within its Morningstar Expense Group, but that those for the Sector Funds were above the median of their Morningstar Expense Groups. Each Fund’s total expense ratio was above its peers. The Board considered that the higher relative expense ratios for Funds were primarily related to the small sizes of certain Funds and of the Fund complex as a whole. The Board concluded that, for each Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of Burnham and Mendon and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund Complex.

(b) Profitability and Costs of Services to Burnham. The Board, including the Independent Trustees, considered Burnham’s discussion concerning its profitability and costs attributable to the Funds as part of the Burnham fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Burnham funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Morningstar. The Board also considered whether the amount of Burnham’s profit (if any) is a fair entrepreneurial profit for the management of the Funds. The Board also was aware of the impact of lower aggregate Fund assets on Burnham’s fees and the amount of expenses being absorbed due to contractual expense waivers. The Board, including the Independent Trustees, concluded that Burnham’s profitability for a Fund (if any) was not excessive, particularly in light of the quality of the services being provided to the Funds. The Independent Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by Burnham and the Funds are not directly responsible for paying such fees.

4. Extent of Economies of Scale as the Funds Grow. The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Independent Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Board did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale. The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Funds by Burnham in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Board recognized that Burnham and the Funds have benefited as a result of lower fees to certain service providers in recent years.

6. Other Relevant Considerations.

(a) Personnel and Methods. The Board, including the Independent Trustees, considered the size, education and experience of the staff of Burnham and Mendon. The Board also considered the favorable history, reputation, qualifications and background of Burnham and Mendon, as well as the qualifications of their personnel.

(b) Other Benefits. The Board, including the Independent Trustees, also considered the character and amount of other

30	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

direct and incidental benefits received by Burnham, Mendon and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by BSI. The Board concluded that potential “fall-out” benefits that Burnham, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders of the Burnham Fund had received satisfactory performance at reasonable fees. With respect to the Sector Funds, it was the judgment of the Board that the Fund’s performance, which was achieved at reasonable prices, was acceptable given the context of their investment strategies and the sectors in which they invest. Therefore, re-approval of the Agreements was in the best interests of the Funds and their shareholders. As a part of its decision-making process, the Board noted that Burnham and Mendon have long-standing relationships with the Funds they advise or sub-advise, as applicable, and the Board believes that a long-term relationship with capable, conscientious advisers is in the best interests of the Funds. The Board considered, generally, that shareholders invested in the Funds knowing that Burnham and, in some cases, Mendon, managed the Fund and knowing their investment management fee schedules. As such, the Board considered, in particular, whether Burnham and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.

OTHER INFORMATION	31

Distributor

Burnham Securities Incorporated

1325 Avenue of the Americas

New York, NY 10019

phone: 1-800-874-FUND (3863)

internet: www.burnhamfunds.com

email: contact@burnhamfunds.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator

Burnham Asset Management Corporation

1325 Avenue of the Americas

New York, NY 10019

Transfer Agent

BNY Mellon

4400 Computer Drive

Westborough, MA 01581

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square,

Suite 2000

Philadelphia, PA 19103

OFFICERS OF THE TRUST

Jon M. Burnham

President and Chief Executive Officer

Pat A. Colletti

Chief Financial Officer and Treasurer

Debra B. Hyman

Executive Vice President

Frank A. Passantino

First Vice President, Assistant Secretary and

Anti-Money Laundering Officer

Ronald M. Geffen

Vice President

Thomas N. Calabria

Chief Compliance Officer and Secretary

BOARD OF TRUSTEES

Chairman

Jon M. Burnham

Trustees

William F. Connell

Joyce E. Heinzerling

Bruce Mac Corkindale

John C. McDonald

Robert F. Shapiro

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2.	Code of Ethics.

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this filing

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable to this filing.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust

By (signature and title)*	/s/ Jon M. Burnham

Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham

Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 28, 2012

By (signature and title)*	/s/ Pat A. Colletti

Pat A. Colletti
Chief Financial Officer (Principal Financial Officer)

Date	August 28, 2012